SECURITY AGREEMENT

DATA443 RISK MITIGATION, INC.,

AS THE DEBTOR

and

MYRIAD SOFTWARE PRODUCTIONS, LLC,

AS THE SECURED PARTY

26 January 2018

SECURITY AGREEMENT

I

PARTIES

THIS SECURITY AGREEMENT (the “Agreement”) is entered into effective as of the 26th day of January, 2018 (the “Effective Date”), by and between DATA443 RISK MITIGATION, INC., a North Carolina corporation (“Debtor”); and, MYRIAD SOFTWARE PRODUCTIONS, LLC, a North Carolina limited liability company (“Secured Party”). Debtor and Secured Party are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

II

RECITALS

A. The Parties have concurrently entered into that certain Asset Purchase Agreement (the “Purchase Agreement”) under which Debtor acquired the Purchased Assets. Capitalized terms not defined herein shall have the same meanings as attached to them as in the Purchase Agreement.

B. In connection with, and as partial payment for the Purchased Assets, Debtor delivered to Secured Party its secured promissory note (the “Note”), which is the same note attached to the Purchase Agreement as Exhibit “A”.

C. This Agreement is the “Security Agreement” referred to in Section 1.7 of the Note.

D. This Agreement is subject to all terms and conditions of the Note and the Purchase Agreement which are not expressly inconsistent with the terms and conditions hereof.

E. It is a condition precedent to the closing of the transactions contemplated under the Note that Debtor execute and deliver this Agreement.

F. Debtor desires to grant Secured Party a continuing security interest in the Collateral to secure Debtor’s performance under the Note, this Agreement, and the Purchase Agreement (collectively, the “Transaction Documents”).

G. NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

III

CREATION OF SECURITY INTEREST

3.1 Grant. Debtor hereby grants to Secured Party a present and continuing security interest (the “Security Interest”) in those assets constituting and consisting of the Purchased Assets and all proceeds of and replacements thereof (collectively, the “Collateral”). The Collateral shall specifically be limited to the following:

(a) All of the Purchased Assets and all replacements, substitutions, accessions, additions, and improvements thereto; and

(b) All proceeds of the Collateral, including but not limited to all accounts, instruments, contract rights, chattel paper, notes, general intangibles, goods, equipment, inventory, deposit accounts, money, and other tangible and intangible property of Debtor resulting from the sale or other disposition of the Collateral or the proceeds thereof, together with all proceeds of insurance relating thereto.

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3.2 Obligations Secured. The Security Interest is granted to secure the timely payment and performance of Debtor’s obligations under each of the Transaction Documents (collectively, the “Obligations”), which Obligations include without limitation payment and performance of Debtor’s obligations under the Note, and payment and performance of Debtor’s obligations under this Agreement.

IV

DEBTOR’S RETAINED RIGHTS, OBLIGATIONS, WARRANTIES, AND REPRESENTATIONS

4.1 Debtor’s Treatment of Collateral. Debtor warrants, represents, and covenants to Secured Party that so long as the Note remains outstanding and Secured Party does not consent in writing to the contrary:

(a) Debtor will defend title to the Collateral and the Security Interest of Secured Party therein against the claims and demands of all persons;

(b) Debtor will, at Debtor’s own cost and expense, keep the Collateral in a good state of repair, and maintain the Collateral in the ordinary course of business of the Debtor;

(c) Debtor will not waste, destroy, misuse, abuse, or illegally use the Collateral, or any part thereof, and will not be negligent in the care thereof;

(d) Debtor will keep the Collateral free and clear of all attachments, levies, taxes, liens, purchase money and other security interests, charges and all other encumbrances of every kind and nature (other than liens for taxes not yet due and payable);

(e) Debtor will not sell, assign, transfer, lease, exchange, hypothecate or in any way allow or suffer the Collateral, or any part thereof or any right or interest therein, to be transferred or come into the possession of any other person or removed from the Premises, other than (i) in the ordinary course of business of Debtor, or (ii) if relocated to any other facility which is owned or operated by Debtor or any of its affiliates;

(f) Debtor will keep the Collateral insured in accordance with present practice, and name Secured Party as an additional insured on all such insurance policies;

(g) Debtor will, at Debtor’s own cost and expense, pay prior to delinquency all taxes or other charges levied against or otherwise respecting the Collateral;

(h) Debtor will, when requested by Secured Party, execute any and all written instruments and documents, and, at Debtor’s sole cost and expense, do any other acts necessary to effectuate the purposes and provisions of this Agreement, including but not limited to executing a Form UCC-1 covering the Collateral; and

(i) Debtor shall not be released from this Agreement because of the loss, injury, or destruction of the Collateral.

4.2 Encumbrances and the Like. Notwithstanding any other provision herein to the contrary, Debtor shall take all reasonably ordinary and necessary measures to ensure that the Debtor does not create or suffer to exist any lien, security interest or other encumbrance or the like after the date of this Agreement in respect to the Collateral, except for (i) liens and taxes not yet due and payable; (ii) those incurred in the ordinary course and scope of its business; and, (iii) those issued in favor of Debtor’s primary lender.

4.3 Retained Rights. Until an Event of Default hereunder, Debtor shall be entitled to retain possession and enjoy the use of the Collateral, subject to the provisions of Section 4.1, hereof.

4.4 Change of Address. Debtor will immediately notify Secured Party of any change in Debtor’s address.

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4.5 Express Waivers. Debtor hereby expressly waives:

(a) Diligence, presentment, protest, demand, and notice of every kind, except as required under the Note or the Transaction Documents;

(b) The right, if any, to require Secured Party to proceed against any person liable for the payment of any of the Obligations of Debtor as a condition or prior to proceeding under this Agreement; and

(c) The right, if any, to require Secured Party to foreclose upon, sell or otherwise realize upon, collect or apply any other property, real or personal, securing any of the Obligations of Debtor as a condition or prior to proceeding hereunder.

4.6 Insurance. Debtor, at Debtor’s sole cost and expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks ordinarily insured against by owners of similar properties in similar businesses for the full insurable value thereof, and shall maintain business interruption insurance and public liability and property damage insurance relating to Debtor’s ownership and use of Debtor’s other assets. All policies of insurance shall be in such form, with such companies, and in such amounts as may be satisfactory to Secured Party. Debtor shall deliver to Secured Party certified copies of all required policies of insurance and, at the request of Secured Party, evidence of the payment of all premiums therefore. All required policies of insurance (except those of public liability and property damage) shall contain an endorsement, in a form satisfactory to Secured Party, showing loss payable to Secured Party. Upon receipt by Secured Party, all proceeds shall be applied on the account of Debtor’s Obligations. To secure the payment of Debtor’s Obligations, Debtor grants Secured Party a security interest in and to all required policies of insurance (except those of public liability and property damage) and the proceeds thereof and shall direct all insurers to pay all proceeds directly to Secured Party. Debtor hereby irrevocably appoints Secured Party (and any of Secured Party’s designated officers, employees, or agents) as Debtor’s attorney-in-fact for the purpose of making, settling and adjusting claims and for making all determinations and decisions with respect to required policies of insurance. Each insurer shall agree by endorsement upon the policy or policies of insurance issued by it to Debtor, or by independent instruments furnished to Secured Party, that it will give Secured Party at least ten (10) days written notice before any policy or policies of insurance may be altered or cancelled, and that no act or default of Debtor, or any other person, shall affect the right of Secured Party to recover under any required policy or policies of insurance. Secured Party, without waiving or releasing any Obligations or defaults of Debtor hereunder, may, but shall not be required to, obtain and maintain any required policies of insurance and to pay premiums and take any other action which Secured Party deems advisable. All amounts disbursed by Secured Party under this Section 4.6, together with all costs and expenses, including reasonable attorney fees, shall be repaid by Debtor.

4.7 Representations and Warranties Concerning the Business of Debtor. With regard to the business of Debtor, Debtor hereby represents and warrants to Secured Party as follows:

4.7.1. Organization. Debtor is a corporation, duly organized, validly existing, and in good standing under the laws of the State of North Carolina, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Debtor is not violation or default of any of the provisions of its Certificate or Articles of Incorporation, Bylaws, or other organizational or charter documents. Debtor is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any of the Transaction Documents; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of Debtor, taken as a whole; or, (iii) a material adverse effect on the ability of Debtor to perform in any material respect on a timely basis its obligations under any Loan Document, and no proceeding has been instituted in any such jurisdiction revoking, limiting, or curtailing or seeking to revoke, limit, or curtail such power and authority or qualification.

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4.7.2. Execution and Performance of Agreement. Debtor has the requisite right, corporate power, authority, and capacity to enter into, execute, deliver, perform, and carry out the terms and conditions of this Agreement and (i) each of the Transaction Documents; and, (ii) each of the other instruments and agreements to be executed and delivered by Debtor in connection with this Agreement, as well as all transactions contemplated hereunder. All requisite corporate proceedings have been taken and Debtor has obtained all approvals, consents, and authorizations necessary to authorize the execution, delivery, and performance by Debtor of this Agreement, and each of the Transaction Documents to which it is a party. This Agreement has been duly and validly executed and delivered by Debtor and constitutes the valid, binding, and enforceable obligation of Debtor, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law.

4.7.3. Effect of Agreement. As of the Effective Date the consummation by Debtor of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement and the Transaction Documents to which it is a party, will not:

(a) Violate any judgment, statute, law, code, act, order, writ, rule, ordinance, regulation, governmental consent or governmental requirement, or determination or decree of any arbitrator, court, or other governmental agency or administrative body, which now or at any time hereafter may be applicable to and enforceable against the relevant party, work, or activity in question or any part thereof (collectively, “Requirement of Law”) applicable to or binding upon Debtor or any of its assets;

(b) Violate (i) the terms of the Articles of Incorporation or Bylaws of Debtor; or, (ii) any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon Debtor or to which Debtor is subject;

(c) Accelerate or constitute an event entitling the holder of any indebtedness of Debtor to accelerate the maturity of such indebtedness or to increase the rate of interest presently in effect with respect to such indebtedness; or

(d) Result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any part of the assets of Debtor or any other assets of Debtor under any agreement, commitment, contract (written or oral) or other instrument to which Debtor is a party, or by which any of its assets (or any part thereof) is bound or affected.

4.7.4. Consents. No consents, approvals or other authorizations or notices, other than those which have been obtained and are in full force and effect, are required by any state or federal regulatory authority or other person or entity in connection with the execution and delivery of the Transaction Documents and the performance of any obligations contemplated thereby.

V

RIGHTS OF SECURED PARTY

Secured Party may, at Secured Party’s option, from time to time, and without notice to Debtor except as otherwise required hereunder, and without affecting the obligations of Debtor:

(a) pay, purchase, contest, compromise or discharge any attachments, levies, taxes, claims, debts, liens, charges, security interests, or encumbrances which, in Secured Party’s judgment, may affect or appear to affect the Collateral or Secured Party’s rights under this Agreement;

(b) pay for the maintenance and preservation of the Collateral, with all amounts advanced by Secured Party under this Article V, together with all costs and expenses, including reasonable attorney fees, shall be repaid by Debtor, together with interest at the highest allowed under applicable law;

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(c) release, renew, extend, or alter the time or terms of payment of any Obligation;

(d) release, surrender, or substitute any property or other security;

(e) accept any type of further security therefore;

(f) demand that Debtor shall, and Debtor shall act to, at the sole expense of Debtor, promptly execute and deliver any and all such further instruments and documents and take such further action as Secured Party Debtor may reasonably deem necessary to obtain the full benefits of the rights and powers herein granted;

(g) take all action as Secured Party may reasonably deem necessary to obtain the full benefits of the rights and powers herein granted, including but not limited to filing any financing or continuation statements under the UCC or any federal law with respect to the Security Interest granted hereby, executing and filing any mortgage or other agreement, paying any necessary filing fees or taxes, executing any additional agreement, granting any proxy or power, giving any notice, or otherwise; and

(h) file financing statements and continuation statements without the signature of or other authentication by Debtor to the extent permitted by applicable law.

VI

DEFAULT AND ACCELERATION

6.1 Event of Default. An “Event of Default” hereunder shall include the following:

(a) Default by Debtor in the payment or performance of any of the Obligations, which default is not cured within the cure period and in compliance with any other cure requirements, as provided in the applicable Transaction Document underlying the Obligation in default; or

(b) Insolvency, business failure, assignment for the benefit of creditors, the appointment at a receiver or special monitor for Debtor, or the commencement of any bankruptcy or insolvency proceeding by or against Debtor; or

(c) Default by Debtor of any material provision hereunder and not cured within ten (10) days after Debtor’s receipt of written notice from Secured Party identifying the material breach.

6.2 Remedies. Upon a default by Debtor, and at the option of Secured Party, all of Debtor’s Obligations shall become immediately due and payable without notice or demand (except as otherwise required hereunder or under any of the Settlement Documents), and then and thereafter Secured Party shall have all of the rights and remedies of a secured party under the Nevada Uniform Commercial Code. Secured Party shall have the immediate right to:

(a) Notify all persons indebted to Debtor under leases, trade accounts and other obligations to make all payments solely and directly to Secured Party;

(b) Take and maintain possession of the Collateral and in so doing, alone or with any other person, enter upon the premises where the Collateral may be found or believed by Secured Party to be located. Debtor hereby waives all claims for damages and otherwise, due to, arising from, or connected with any entry upon the premises or any seizure of the Collateral by Secured Party;

(c) Maintain possession and dispose of the Collateral on any premises of Debtor or under Debtor’s control; or

(d) Remove the Collateral or any part thereof to any place Secured Party may desire.

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6.3 Acceleration. Upon an Event of Default, all Obligations secured by this Agreement shall immediately become due and payable at the option of Secured Party.

6.4 Remedies. If an Event of Default shall occur and be continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it herein, all rights and remedies of a secured party under the UCC. Debtor shall remain liable for any deficiency if the Collateral is insufficient to pay all amounts to which the Secured Party is entitled hereunder.

6.5 Sale of Collateral. If requested by Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place to be designated by Secured Party. In the event of a sale by Secured Party after an Event of Default by Debtor, the Collateral need not be in view of those present attending the sale, or at the same location at which the sale is being conducted. Secured Party may sell the Collateral in such order, priority, and lots as is commercially reasonable in the opinion of Secured Party. Debtor shall receive all notices of sale required to be given and which cannot be waived by law, all other notices of every type, nature, or kind being hereby expressly waived by Debtor. Any notice required to be given by law shall be conclusively presumed given and received by Debtor when it is mailed, postage prepaid, to Debtor at Debtor’s last business address known to Secured Party. Unless the Collateral is perishable, depreciates rapidly, or is of a type customarily sold on a recognized market, Debtor will be given reasonable notice of the time and place of any public sale, or of the time on or after which any private sale or other intended disposition is to be made. The requirements of reasonable notice shall be met if notice is mailed, postage prepaid, to Debtor at least five (5) days before the time of sale or other disposition. Secured Party may be the purchaser at any public sale of the Collateral.

VII

TERM

This Agreement and the Security Interest created hereunder shall remain in effect until such time as no indebtedness is owing to Secured Party under the Note. Upon payment in full of all of the indebtedness of Debtor under the Note, this Agreement shall terminate and be of no further force or effect. The Secured Party shall thereupon execute and deliver to Debtor a termination statement of the Security Interest (commonly referred to as a Form UCC-2) as provided for in the Uniform Commercial Code, as adopted by the State of North Carolina.

VIII

ADDITIONAL PROVISIONS

8.1 Executed Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by Fax or E-Mail, such signature shall create a valid and binding obligation of that Party (or on whose behalf such signature is executed) with the same force and effect as an original thereof. Any photographic, photocopy, or similar reproduction copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement.

8.2 Entire Agreement. This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes (i) any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter contained herein; and, (ii) any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

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8.3 Severability. Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

8.4 Governing Law. This Agreement shall be governed by the laws of the State of North Carolina, without giving effect to any choice or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of North Carolina. If any court action is necessary to enforce the terms and conditions of this Agreement, the Parties hereby agree that the appropriate court in Mecklenburg County, North Carolina, shall be the sole jurisdiction and venue for the bringing of such action. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

8.5 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

8.6 Waiver. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

8.7 Recovery of Fees by Prevailing Party. In the event of any legal action to enforce or interpret this Agreement, the non-prevailing Party shall pay the reasonable attorneys’ fees and other costs and expenses (including expert witness fees) of the prevailing Party in such amount as the may be determined. In addition, such non-prevailing Party shall pay reasonable attorneys’ fees incurred by the prevailing Party in enforcing, or on appeal from, a judgment in favor of the prevailing Party. The preceding sentence is intended by the Parties to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

8.8 Recitals. The facts recited in Article II, above, are hereby conclusively presumed to be true as between and affecting the Parties.

8.9 Amendment. This Agreement may be amended or modified only by a writing signed by all Parties.

8.10 Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions, and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties. Secured Party may freely assign its rights hererunder, in its sole and absolute discretion, in connection with its assignment of the Note. This Agreement is not assignable by Debtor without the expressed written consent of Secured Party.

8.11 Time. All Parties agree that time is of the essence as to this Agreement.

8.12 Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties; is the product of the work and efforts of all Parties; and, shall be deemed to have been drafted by all Parties. Each Party has had the opportunity to be represented by independent legal counsel of its choice. In the event of a dispute, no Party shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

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8.13 Agreement Provisions, Exhibits, and Schedules. When a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, or Schedule, such reference shall be to said item of this Agreement unless otherwise indicated. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

8.14 Consents, Approvals, and Discretion. Except as herein expressly provided to the contrary, whenever this Agreement requires consent or approval to be given by a Party, or a Party must or may exercise discretion, the Parties agree that such consent or approval shall not be unreasonably withheld, conditioned, or delayed, and such discretion shall be reasonably exercised. Except as otherwise provided herein, if no response to a consent or request for approval is provided within ten (10) days from the receipt of the request, then the consent or approval shall be presumed to have been given.

8.15 Further Assurances. Each Party agrees (i) to furnish upon request to each other Party such further information; (ii) to execute and deliver to each other Party such other documents; and, (iii) to do such other acts and things, all as another Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions envisioned hereunder. However, this provision shall not require that any additional representations or warranties be made and no Party shall be required to incur any material expense or potential exposure to legal liability pursuant to this Section 8.15.

8.16 Notices.

8.16.1. Method and Delivery. All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, or by recognized commercial over-night delivery service (such as Federal Express or UPS), and shall be deemed given (a) if by hand delivery, upon such delivery; (b) if by Electronic Transmission, upon telephone confirmation of receipt of same; (c) if by mail, forty-eight (48) hours after deposit in the United States mail, first class, registered or certified mail, postage prepaid; or, (d) if by recognized commercial over-night delivery service, upon such delivery.

8.16.2. Consent to Electronic Transmission. Each Party hereby expressly consents to the use of Electronic Transmission for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmission” means a communication (i) delivered by Fax or E-Mail when directed to the Fax number or E-Mail address, respectively, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and review, and that may thereafter be rendered into clearly legible tangible form.

8.16.3. Address Changes. Any Party may alter the Fax number, E-Mail address, physical address, or postage address to which communications or copies are to be sent by giving notice of such change of address to the other Parties in accordance with the provisions of this Section 8.16.

8.18 Disputes. The Parties agree to cooperate and meet in order to resolve any disputes or controversies arising under this Agreement. Should they be unable to do so, then either may elect arbitration under the rules of the American Arbitration Association, and both Parties are obligated to proceed thereunder. Arbitration shall proceed in Orange County, and the Parties agree to be bound by the arbitrator’s award, which may be filed in the Superior Court of North Carolina, County of Orange. The Parties consent to the jurisdiction of North Carolina Courts for enforcement of this determination by arbitration. In any arbitration proceeding conducted pursuant to the provisions of this Section, both Parties shall have the right to conduct discovery, to call witnesses and to cross-examine the opposing Party’s witnesses, either through legal counsel, expert witnesses or both, and the provisions of the North Carolina Code of Civil Procedure (Right to Discovery; Procedure and Enforcement) are hereby incorporated into this Agreement by this reference and made a part hereof.

8.19 Best Efforts. Each Party shall cooperate in good faith with the other Parties generally, and in particular, the Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Agreement, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future. However, the obligations under this Section 8.19 shall not include any obligation to incur substantial expense or liability.

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8.20 Definitional Provisions. For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to “Dollars” or “$” shall be construed as being United States Dollars; (vi) the term “including” is not limiting and means “including without limitation”; and, (vii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

IX

EXECUTION

IN WITNESS WHEREOF, this SECURITY AGREEMENT has been duly executed by the Parties in Raleigh, North Carolina, and shall be effective as of and on the Effective Date set forth in Article I of this Agreement. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

DEBTOR:	SECURED PARTY:

DATA443 RISK MITIGATION, INC.,	MYRIAD SOFTWARE PRODUCTIONS, LLC,
a North Carolina corporation	a North Carolina limited liability company

BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
DATED:	DATED:

 .

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